UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 07/26/2007

Aurelio Resource Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50931

Nevada	33-1086828
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5555 S. Prince St.

Suite 200

Littleton, CO 80120

(Address of principal executive offices, including zip code)

303-795-3030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01. Other Events

The Company reports additional drilling results at Hill Copper-Zinc project, Cochise County, AZ.

Item 9.01. Financial Statements and Exhibits

News Release #07-13

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurelio Resource Corporation

Date: July 31, 2007	By:	/s/ Frederik Warnaars
Frederik Warnaars
Chief Executive Officer and Director

Exhibit Index

Exhibit No.	Description
EX-99.01	News Release #07-13